                                  SCHEDULE 14a
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the Registrant   [x]

         Filed by a Party other than the Registrant [ ]
         Check the appropriate box:

         [x]  Preliminary Proxy Statement     [ ] Confidential, for
                                                  Use of the Commission Only
                                                  (as permitted by Rule
                                                  14a-6(e)(2)

         [ ]  Definitive Proxy Statement
         [ ]  Definitive additional Materials

         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE ARCH FUND, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [x]     No fee required.

         [ ] Fee computed on table below per Exchange act Rules 14a-6(i)(1) and 0-11.
         (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)     Total fee paid:

--------------------------------------------------------------------------------

         [ ]     Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

         [ ]     Check box if any part of the fee is offset as provided by
Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

--------------------------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3)     Filing Party:

--------------------------------------------------------------------------------

         (4)     Date Filed:
--------------------------------------------------------------------------------

                             THE ARCH FUND(R), INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                       , 1997
                                                            -----------

To the Shareholders of
  The ARCH Fund, Inc.


         An Annual Meeting of Shareholders of The ARCH Fund, Inc. (the "Fund") will be held on January 20, 1998, at 9:00 A.M. Central Time, at the offices of Mississippi Valley Advisors Inc., One Mercantile Center, Southeast Conference Room, 21st Floor, St. Louis, Missouri 63101, for the following purposes:

                 (1)      The election of a Board of seven (7) Directors;

                 (2) The ratification or rejection of the selection of KPMG Peat Marwick LLP as the Fund's independent accountants for the fiscal year ending November 30, 1998;

                 (3) With respect to the Treasury Money Market Portfolio and Money Market Portfolio only, the approval or disapproval of a change in the Portfolios' fundamental investment limitations to permit securities lending; and

                 (4) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on November 3, 1997 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

                                        By Order of the Board of Directors



                                        W. BRUCE McCONNEL, III
                                        Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND SCHEDULED FOR JANUARY 20, 1998 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                             THE ARCH FUND(R), INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                             1-800-452-ARCH (2724)

                                PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The ARCH Fund, Inc. (the "Fund") for use at an Annual Meeting of Shareholders of the Fund to be held at the offices of Mississippi Valley Advisors Inc., One Mercantile Center, Southeast Conference Room, 21st Floor, St. Louis, Missouri 63101 on January 20, 1998, at 9:00 A.M. Central Time (such meeting and any adjournment thereof is referred to as the "Meeting"). It is expected that the solicitation of proxies will be primarily by mail. The Fund's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile or personal interview. In connection with the solicitation of certain shareholders, the Fund's service contractors have retained Automatic Data Processing to assist in the solicitation of proxies and to tabulate votes returned at a cost of approximately $___________. The Fund will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.
This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about ____________, 1997.

         The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal.

            PROPOSAL                                   SHAREHOLDERS SOLICITED
            --------                                   ----------------------

1.  Election of a Board of seven (7) Directors.    All Portfolios voting
                                                   together in the aggregate.
2.  Ratification or rejection of the
    selection of KPMG the Peat Marwick LLP as      All Portfolios voting
    the Fund's independent accountants             together in the aggregate.
    for the fiscal year ending November
    30, 1998.

 3. Approval or disapproval of a change            Shareholders of the Treasury
    in fundamental investment limitations          Money Market Portfolio and
    to permit the Treasury Money Market            Money Market Portfolio
    Portfolio and Money Market Portfolio           voting separately on a
    to engage in securities lending.               Portfolio-by-Portfolio basis.
                                                   All classes of shares of the
                                                   same Portfolio will vote
                                                   together.

         A Proxy is enclosed with respect to the shares you own in the Fund.
If the Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

                                (ALL PORTFOLIOS)

         At the Meeting, shareholders will be asked to consider the election of seven Directors, who will constitute the entire Board of Directors of the Fund. Each elected Director will hold office for an indefinite term until the earlier of (1) the date the election of a Director's successor in office becomes effective, or (2) the date a Director resigns or his term as a Director is terminated in accordance with the Fund's By-Laws. Normally, there will be no meetings of shareholders for the purpose of electing Directors except as required by the Investment Company Act of 1940 (the "1940 Act"). See "Other Matters" below. The Directors may, as permitted by the 1940 Act, appoint additional Directors without shareholder approval.

         All shares represented by valid Proxies will be voted in the election of Directors for each nominee named below, unless authority to vote for a particular nominee is withheld. The seven nominees who receive the highest number of votes cast at the Meeting will be elected as Directors. Cumulative voting is not permitted. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless the Board decides to reduce the number of Directors serving on the Board.

         Messrs. Woodham, Cox, Hunt, Jacobsen and Winney are incumbent Directors who are standing for re-election. Messrs. Woodham, Cox and Winney were last elected by shareholders at a meeting held on June 29, 1993. Messrs. Hunt and Jacobsen were each appointed to the Board of Directors on September 27, 1994. In addition, Messrs. Cox and Hunt, Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act and who comprise the Nominating Committee, have nominated Messrs. Brandt and Moore at a meeting of the Nominating Committee held on September 16, 1997 as additional Directors to be voted on by the Fund's shareholders.

         The following table contains relevant information about the nominees:

                                                                                                             FUND SHARES OWNED
                                                                                                             BENEFICIALLY AS OF
                                              POSITION(S) HELD           PRINCIPAL OCCUPATIONS                  SEPTEMBER 30,
 NAME AND ADDRESS                    AGE          WITH ARCH               DURING PAST 5 YEARS                       1997
 ----------------                    ---      ----------------           ---------------------               ------------------
 Jerry V. Woodham*                   54     Chairman of the Board;     Treasurer, St. Louis University,             None
 St. Louis University                       President; Director        August 1996 to present;
 3500 Lindell Blvd.                         since 1982.                Treasurer, Washington University,
 Fitzgerald Hall                                                       1981 to 1995.
 St. Louis, MO  63103

 Robert M. Cox, Jr.                  52     Director since 1991.       Senior Vice President-                       ***
 Emerson Electric Co.                                                  Acquisition and Development,
 8000 W. Florissant Ave.                                               Emerson Electric Co.
 St. Louis, MO  63136

 Joseph J. Hunt                      54     Director since 1994.       General Vice-President                       None
 Iron Workers District Council                                         International Association of
 3544 Watson Road                                                      Bridge, Structural and Ornamental
 St. Louis, MO  63139                                                  Iron Workers (International Labor
                                                                       Union), January 1994 to present;
                                                                       General Organizer,  International
                                                                       Association of Bridge, Structural
                                                                       and Ornamental Iron Workers,
                                                                       September 1983 to December 1993.

 James C. Jacobsen**                 62     Director since 1994.       Vice Chairman and Director,                  ***
 Kellwood Company                                                      Kellwood Company (manufacturer of
 600 Kellwood Parkway                                                  wearing apparel and camping
 Chesterfield, MO  63017                                               softgoods).

 Ronald D. Winney*                   55     Director since 1992;       Treasurer, Ralston Purina                    ***
 Ralston Purina Company                     Treasurer                  Company.
 Checkerboard Square
 St. Louis, MO 63164


 Donald E. Brandt                    43     Nominee                    Senior Vice President, Finance               None
 Union Electric Company                                                and Corporate Services, Union
 P.O. Box 66149                                                        Electric Company (electric
 St. Louis, MO 63166                                                   utility company); Director,
                                                                       Huntco, Inc.


                                                                                                           FUND SHARES OWNED
                                                                                                           BENEFICIALLY AS OF
                                            POSITION(S) HELD                 PRINCIPAL OCCUPATIONS            SEPTEMBER 30,
 NAME AND ADDRESS                    AGE        WITH ARCH                    DURING PAST 5 YEARS                  1997
 ----------------                    ---    ----------------                 -------------------           -----------------
 Patrick J. Moore                    43     Nominee                    Vice President & Chief Financial          None
 Jefferson Smurfit Corporation                                         Officer since 1996 and Vice
 8182 Maryland Avenue                                                  President & General Manager,
 St. Louis, MO 63105                                                   1994-1996, of Industrial
                                                                       Packaging Division, Corporate
                                                                       Vice President & Treasurer, 1993-
                                                                       1994, and Treasurer, 1992-1993,
                                                                       Jefferson Smurfit Corporation
                                                                       (paper, paperboard and
                                                                       packaging).

------------------------

  * Mr. Woodham is an "interested person" of the Fund as defined in the 1940 Act because he serves as an officer of the Fund. Mr. Winney is an "interested person" of the Fund because he owns stock of Mercantile Bancorporation Inc., of which Mississippi Valley Advisors Inc., the Fund's investment adviser, is an indirect wholly-owned subsidiary, and because he serves as an officer of the Fund.

  ** Mr. Jacobsen previously owned stock of Mercantile Bancorporation Inc. and held interest-bearing accounts at Mercantile Bank National Association, the direct parent of Mississippi Valley Advisors Inc. He no longer owns any securities issued by Mercantile Bancorporation Inc. or any of its affiliates.

  *** As of September 30, 1997, Mr. Cox beneficially owned 364.661 shares of the Fund's Growth & Income Equity Portfolio. As of that date, Mr. Jacobsen beneficially owned 243 shares of the Company's Growth & Income Equity Portfolio and Mr. Jacobsen's wife beneficially owned 165,730 shares of the Company's Money Market Portfolio. As of such date, Mr. Winney was the beneficial owner of 366 shares of the Company's Small Cap Equity Portfolio and he shared voting power with respect to 2,925 shares of the Company's Small Cap Equity Portfolio and 499 shares of the Company's International Equity Portfolio.

                 Each Director receives an annual fee of $10,000 plus reimbursement of expenses incurred as a Director. Additionally, the Chairman of the Board and President receives an additional annual fee of $5,000 for services in such capacities. Remuneration for services rendered during the Fund's fiscal year ended November 30, 1996 and distributed to all Directors and officers as a group was $75,000.00. As of September 30, 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio of the Fund.

                The following chart provides certain information about the fees received by the Fund's Directors for their services as members of the Board of Directors for the fiscal year ended November 30, 1996.


                                Aggregate Compensation     Pension or Retirement                           Total Compensation from
                                         from                 Benefits Accrued       Estimated Annual        Registrant and Fund
       Name of Person/              The Arch Fund,            as Part of Fund         Benefits upon               Complex*
           Position                      Inc.                     Expenses              Retirement            Paid to Directors
       ---------------            -----------------           ----------------          -----------          ------------------
 Jerry V. Woodham                     $15,000.00                    N/A                     N/A                  $15,000.00
 President and Chairman of
 the Board of Directors
 Robert M. Cox, Jr.                   $10,000.00                    N/A                     N/A                  $10,000.00
   Director

 Joseph J. Hunt                       $10,000.00                    N/A                     N/A                  $10,000.00
   Director

 James C. Jacobsen                    $10,000.00                    N/A                     N/A                  $10,000.00
   Director
 Donald E. Kiernan**                  $10,000.00                    N/A                     N/A                  $10,000.00
   Director

 Lyle L. Meyer**                      $10,000.00                    N/A                     N/A                  $10,000.00
   Director
 Ronald D. Winney                     $10,000.00                    N/A                     N/A                  $10,000.00
   Director and Treasurer


------------------------

  *     The "Fund Complex" consists solely of the Fund.

  ** Messrs. Kiernan and Meyer resigned as Directors of the Fund on April 3, 1997 and September 17, 1997, respectively.

                 The Board of Directors of the Fund held five meetings during the last fiscal year, which ended on November 30, 1996. During that year, Messrs. Woodham, Cox, Hunt and Winney attended all meetings and Mr. Jacobsen attended all but one meeting. The Board of Directors held four meetings during the current fiscal year, which ends on November 30, 1997. During this year, Messrs. Woodham, Cox, Hunt and Jacobsen have attended all of the meetings, and Mr. Winney attended two of the meetings. The Board does not have standing audit or compensation committees but does have a standing nominating committee consisting of Messrs. Cox and Hunt, neither of whom is an "interested person" of the Fund. The Nominating Committee held no meetings during the last fiscal year ended November 30, 1996 and held one meeting during the current fiscal year ending November 30, 1997. The Nominating Committee is prepared to review nominations from shareholders to fill any future vacancies on the Board in written communications delivered to the Fund at its address on page 1.

                 Mr. Woodham has served as Chairman of the Board since March 20, 1984.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR OF THE FUND.

                                   PROPOSAL 2

                                (ALL PORTFOLIOS)

         Shareholders are also being asked to vote upon the ratification or rejection of the selection of KPMG Peat Marwick LLP ("KPMG") as independent accountants for the Fund's fiscal year ending November 30, 1998. Approval of the proposal requires the affirmative vote of a majority of the Fund's outstanding shares entitled to vote. Unless instructed otherwise, the persons named as proxies in the accompanying Proxy will vote for KPMG.

         The Board of Directors of the Fund, including all of the Directors who are not "interested persons" of the Fund, selected KPMG as the Fund's independent accountants for the fiscal year ending November 30, 1998 at a meeting held on September 16, 1997. KPMG has stated that it has no material direct or indirect financial interest in the Fund. KPMG, with offices at Two Nationwide Plaza, Columbus, Ohio 43215 has served as the Fund's independent accountants since June 1989.

         As part of its audit of the Fund's financial statements for the fiscal year ended November 30, 1996, KPMG reviewed the Fund's annual report to shareholders and its related filings with the Securities and Exchange Commission (the "SEC"); reviewed and tested for compliance with various rules and regulations applicable to investment companies, and reviewed the accounting controls and procedures in connection with the audit. In addition, KPMG performed additional non-audit services for the Fund in connection with the Fund's filings and prepared and reviewed the Fund's tax returns.

         A representative of KPMG is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the accountants, and KPMG will be given the opportunity to make a statement if it chooses.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG AS INDEPENDENT ACCOUNTANTS OF THE FUND.

                                   PROPOSAL 3

          (TREASURY MONEY MARKET PORTFOLIO AND MONEY MARKET PORTFOLIO)

         Shareholders of the Treasury Money Market Portfolio and Money Market Portfolio are also being asked to vote upon the approval or disapproval of a change in the fundamental investment limitations of such Portfolios to permit the Portfolios to loan portfolio securities. The fundamental investment limitations of the Treasury Money Market Portfolio and Money Market Portfolio presently provide that neither Portfolio may "[m]ake loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price." Fund counsel has advised that this limitation prohibits securities lending by these two Portfolios.

         The Fund's Board of Directors has approved, at the recommendation of MVA, amendments to the fundamental investment limitations of the Treasury Money Market Portfolio and Money Market Portfolio that would remove the current restrictions on portfolio securities lending. As amended, the investment limitation on loans with respect to each of these Portfolios would provide that a Portfolio may not "[m]ake loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend portfolio securities and enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price." (Emphasis added.)

         Subject to approval of the proposed amendment by shareholders at the Meeting, each Portfolio would be permitted to loan portfolio securities to financial institutions such as banks and broker-dealers in accordance with policies adopted from time to time by the Fund. The Fund expects that such policies would provide that portfolio securities would be loaned only if collateral is continuously maintained by the Fund's custodian at no less than 102% of the amount of the loan by "marking to market" daily, and that any cash collateral received by a Portfolio in connection with its loans would be invested in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities.

         Securities loans offer the potential of increasing the income earned by a Portfolio in connection with its investment activities. Securities loans also involve, however, risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, such loans involve risk of loss in connection with the investment of cash collateral received by a Portfolio from the borrower of the loaned securities. A Portfolio's ability to maintain its net asset value at $1.00 per share may be affected in the event of such a loss. Securities loans will, however, be made only to borrowers deemed by the Portfolios' investment adviser to be creditworthy and only when, in its judgment, the income to be earned from the loan justifies the attendant risks.

         Approval of the proposal to change the Portfolios' fundamental investment limitations to permit securities lending requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote of each of the Treasury Money Market Portfolio and Money Market Portfolio, voting separately by Portfolio. If the proposal is approved by the shareholders of either Portfolio at the Meeting, the change will thereafter be effective with respect to that Portfolio whether or not the proposal is approved by the shareholders of the other Portfolio.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE CHANGE IN THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE TREASURY MONEY MARKET PORTFOLIO AND MONEY MARKET PORTFOLIO TO PERMIT SECURITIES LENDING.

                               VOTING INFORMATION

         RECORD DATE. Only shareholders of record at the close of business on November 3, 1997 will be entitled to vote at the Meeting. On that date, the outstanding shares were as follows:

                                               Number of
 Portfolio and                             Shares Outstanding
 --------------                            ------------------
 Class of Shares
 ---------------
 Money Market Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares
          Investor B Shares
 Treasury Money Market Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares

 Tax-Exempt Money Market Portfolio
          Trust Shares
          Investor A Shares

 U.S. Government Securities Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares
          Investor B Shares
 Intermediate Corporate Bond Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares

                                               Number of
 Portfolio and                             Shares Outstanding
 --------------                            ------------------
 Class of Shares
 ---------------
 Bond Index Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares
 Government & Corporate Bond Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares
          Investor B Shares

 Short-Intermediate Municipal Portfolio
          Trust Shares
          Investor A Shares

 Missouri Tax-Exempt Bond Portfolio
          Trust Shares
          Investor A Shares
          Investor B Shares
 National Municipal Bond Portfolio
          Trust Shares
          Investor A Shares
          Investor B Shares

 Equity Income Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares
          Investor B Shares
 Equity Index Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares

 Growth & Income Equity Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares
          Investor B Shares

 Small Cap Equity Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares
          Investor B Shares
 International Equity Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares
          Investor B Shares

 Balanced Portfolio
          Trust Shares
          Institutional Shares
          Investor A Shares
          Investor B Shares

With the exception of Proposal 3, for which only shares of the Treasury Money Market Portfolio and Money Market Portfolio will vote on a Portfolio-by-Portfolio basis, all shares of the Fund will vote in the aggregate and not by class or Portfolio at the Meeting.

         QUORUM. A quorum is constituted with respect to the Fund, and, for Proposal 3, with respect to each of the Treasury Money Market Portfolio and Money Market Portfolio, by the presence in person or by proxy of the holders of more than 50% of the outstanding shares. For purposes of determining the presence of a quorum, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

         In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments.

         OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, affiliates of Mercantile Bancorporation Inc. ("Mercantile") held of record approximately _____% of the outstanding shares of the Fund as agent or custodian for their customers. In addition, at that date, affiliates of Mercantile held investment and/or voting power with respect to a majority of the Fund's outstanding shares on behalf of their customers. The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the Fund's outstanding shares at that date were:

                                                                    Percentage
                   Name and           Class and       Percentage    of Portfilo
       Fund        Address          Shares Owned        Owned       Shares Owned
       ----        --------         ------------      ----------    ------------


                               [BISYS TO PROVIDE]

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Under this definition, Mercantile and its affiliates may be deemed to be controlling persons of the Fund. The Fund has been advised by Mercantile that subject to its fiduciary responsibilities, it intends to vote the shares over which it has voting power FOR and AGAINST each proposal presented at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST the proposal by other shareholders of the Fund.

                             ADDITIONAL INFORMATION

         OFFICERS. Officers of the Fund are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not also Directors.

                                                                                        Principal Occupations During Past 5 Years
                                                   Officer     Position with                           and Other
 Name and Address                          Age      Since         the Fund                             Affiliations
 ----------------                          ---     -------     ---------------          -----------------------------------------
 Timothy S. Engelbrecht                    40      1992        Vice President -          Director of Mutual Funds,
 Mississippi Valley Advisors Inc.                              Securities                Senior Associate, Mississippi Valley
 7th and Washington Streets                                    Transactions              Advisors Inc. (registered investment
 St. Louis, MO 63166                                                                     adviser).

 W. Bruce McConnel, III                    54     1982         Secretary                 Partner of the law firm of Drinker Biddle &
 Suite 1100                                                                              Reath LLP, Philadelphia, Pennsylvania since
 1345 Chestnut Street                                                                    1977.
 Philadelphia, PA 19107

 Walter B. Grimm                           52     1993         Vice President            Employee of BISYS Fund Services.
 3435 Stelzer Road                                             and Assistant
 Columbus, OH 43219                                            Treasurer

 David Bunstine                            32     1997         Assistant Secretary       Employee of BISYS Fund Services.
 3435 Stelzer Road
 Columbus, OH 43219

         The officers of the Fund receive no compensation directly from the Fund for performing the duties of their offices. Mississippi Valley Advisors Inc., of which Mr. Engelbrecht is an employee, receives advisory fees for services it provides to the Fund as its investment adviser. Mercantile Bank National Association, the parent of Mississippi Valley Advisors Inc., also receives fees for services provided as the Fund's custodian. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees for services provided to the Fund. Messrs. Grimm and Bunstine are employed by BISYS Fund Services Ohio, Inc., the Fund's administrator, which receives administration fees for its services to the Fund, and by BISYS Fund Services, the Fund's distributor, which receives fees pursuant to certain plans adopted by the Fund with respect to certain share classes in accordance with Rule 12b-1 under the 1940 Act.

         INVESTMENT ADVISER AND SUB-ADVISER. Mississippi Valley Advisors Inc., the Fund's adviser, has its principal offices located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. Clay Finlay Inc., the sub-adviser to the Fund's International Equity Portfolio, has its principal offices at 200 Park Avenue, 56th Floor, New York, New York 10166.

         ADMINISTRATOR AND DISTRIBUTOR. BISYS Fund Services Ohio, Inc. (the "Administrator") serves as the Fund's administrator. BISYS Fund Services (the "Distributor") serves as the exclusive distributor of the shares of the Fund. The Administrator's and Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

                                 OTHER MATTERS

         The Fund does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund at its principal office within a reasonable time before such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

Dated:              , 1997
      --------------

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

         THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED NOVEMBER 30, 1996 AND MAY 31, 1997, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE FUND BY WRITING TO THE FUND AT P.O. BOX 78069, ST. LOUIS, MISSOURI 63178 OR BY CALLING 1-800-551-3731.

                             THE ARCH FUND(R), INC.

                             MONEY MARKET PORTFOLIO


          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND(R), INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

         THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS A COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S MONEY MARKET PORTFOLIO (THE "PORTFOLIO") HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)      Election of Directors:

         [ ] For all nominees listed below (except as marked to the contrary below)

         [ ]     Withhold authority to vote for all nominees listed below
                 INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

                 D.E. Brandt   R.M. Cox, Jr.   J.J. Hunt   J.C. Jacobsen
                 P.J. Moore    R.D. Winney     J.V. Woodham

(2) Proposal to ratify the selection of KPMG Peat Marwick LLP as the Fund's independent accountant for the fiscal year ending November 30, 1998:

           [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(3) Proposal to approve a change in a fundamental investment limitation of the Portfolio to permit securities lending:

           [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


-----------------------------------         -----------------------------------
SIGNATURE                   DATE            SIGNATURE(JOINT OWNERS)   (DATE)

                             THE ARCH FUND(R), INC.

                        TREASURY MONEY MARKET PORTFOLIO


         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND(R), INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

        THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE
A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS B COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S TREASURY MONEY MARKET PORTFOLIO (THE "PORTFOLIO") HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)     Election of Directors:

           [ ] For all nominees listed below (except as marked to the contrary below)

           [ ]   Withhold authority to vote for all nominees listed below
                 INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

                 D.E. Brandt   R.M. Cox, Jr.   J.J. Hunt   J.C. Jacobsen
                 P.J. Moore    R.D. Winney     J.V. Woodham

(2) Proposal to ratify the selection of KPMG Peat Marwick LLP as the Fund's independent accountant for the fiscal year ending November 30, 1998:

           [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(3) Proposal to approve a change in a fundamental investment limitation of the Portfolio to permit securities lending::

           [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


-----------------------------------         -----------------------------------
SIGNATURE                   DATE            SIGNATURE(JOINT OWNERS)   (DATE)

                             THE ARCH FUND(R), INC.

                         GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT &
                  CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO


         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND(R), INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

        THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE
A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1)     Election of Directors:

           [ ] For all nominees listed below (except as marked to the contrary below)

           [ ]   Withhold authority to vote for all nominees listed below
                 INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

                 D.E. Brandt   R.M. Cox, Jr.   J.J. Hunt   J.C. Jacobsen
                 P.J. Moore    R.D. Winney     J.V. Woodham

(2) Proposal to ratify the selection of KPMG Peat Marwick LLP as the Fund's independent accountant for the fiscal year ending November 30, 1998:

           [ ] FOR             [ ] AGAINST              [ ] ABSTAIN


(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



-----------------------------------         -----------------------------------
SIGNATURE                   DATE            SIGNATURE(JOINT OWNERS)   (DATE)